                 FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ----------------------------------------------

     FOURTH AMENDMENT entered into as of January 29, 1997 between HI-TECH PHARMACAL CO., INC. (the "Company") and FLEET BANK, N.A., formerly known as National Westminster Bank USA (the "Bank").

     WHEREAS, the Company and the Bank are parties to a Revolving Credit Agreement dated as of January 23, 1992, as amended by a First Amendment dated as of May 1, 1992, a Second Amendment dated December 6, 1993 and a Third Amendment dated as of October 31, 1994 (collectively the "Loan"); and

     WHEREAS, the Company has requested that the Bank extend the Credit Period to August 31, 1997 and modify certain of the terms set forth in the Agreement and the Bank is willing to comply with such requests but only upon and subject to the following terms and conditions.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   The Agreement is hereby amended as follows:

          (A) The preamble to the Agreement is hereby amended by deleting "New York corporation" appearing therein and substituting "Delaware corporation" therefor.

          (B) Section 1 of the Agreement is hereby amended to read as follows:

               "1.  The Credit.  From time to time after the execution of this
                    ----------
     Agreement to and including August 31, 1997 (the "Credit Period"), the Bank, in reliance on the representations and warranties contained herein, agrees to extend credit to the Company by making revolving credit loans to the Company or issuing Letters of Credit, as hereinafter defined, for the account of the Company, in the aggregate principal amount up to but not exceeding the lesser of $2,000,000.00 or the Borrowing Base, as hereinafter defined (the "Credit") and Letters of Credit at any one time outstanding shall not exceed $100,000. The obligation of the Bank to make the Credit available is hereinafter called the "Commitment". During the Credit Period, the Company may use the Credit by (i) borrowing, paying and prepaying in whole or in part and reborrowing and (ii) for the issuance of Letters of Credit, all in accordance with the terms and conditions hereof. The Commitment and the Credit are subject to the terms and conditions of this Agreement and the Note (Note) which evidences the Credit. The Credit is secured by any collateral specified in the schedule hereto (Schedule) under the heading "Collateral" and any other collateral granted to the Bank and is guaranteed by any parties specified in the Schedule under the heading "Guaranties". The Credit is subject to the following terms and conditions:"

          (C) In order to conform to the amendment hereinabove set forth in paragraph (B), the Note evidencing the Credit is hereby substituted for and replaced with the Amended Note in the form of Exhibit 1 hereto.

          (D) A new Section 1.5 is inserted in the Agreement to read as follows:

               "1.5 Letters of Credit.  Subject to the limitations of Section 1
                    -----------------
     hereof and as herein provided, the Borrower may from time to time during the Credit Period, upon one day's notice, request the issuance by the Bank, for the account of the Borrower, of documentary letters of credit which shall be issued to facilitate the purchase of goods by it in transactions involving the importation, exportation or domestic shipment of such goods (the "Letters of Credit").

               (a) Letter of Credit Fees.  The Borrower agrees to pay the fees
                   ---------------------
     for the issuance of each Letter of Credit, the fees for drawings on same and any other standard fees and commissions routinely charged in connection therewith in accordance with the Bank's schedule of fees and commissions in effect from time to time.

               (b) Reimbursement.  In the event the Bank makes payment to the
                   -------------
     beneficiary of any Letter of Credit in accordance with the terms thereof, the Borrower agrees to reimburse the Bank therefor on the same day such payment is made, all as more fully set forth in, and subject to the terms and conditions of, any applicable Letter of Credit Application and Agreement, each of which Letter of Credit

     Application and Agreement is fully incorporated herein by reference thereto."

          (E) Section 4 (f) of the Agreement is hereby amended to delete the language contained therein and to substitute the following therefor:

               "(f) Corporate Standing; Business.  Maintain its corporate
                    ----------------------------
     existence in good standing and remain or become duly licensed or qualified and in good standing in each jurisdiction in which the conduct of its business or ownership of its property requires such qualification or licensing and wherein the failure to be so licensed or qualified would have a material adverse effect on the Company; conduct its business in substantially the same manner and in substantially the same fields as such business is now carried on and conducted; and cause each Consolidated Subsidiary to comply with this paragraph, provided, however, this covenant shall not restrict any Consolidated Subsidiary formed hereafter from merging or consolidating with any other Consolidated Subsidiary formed hereafter or with the Company, provided that if the Company shall be involved in any such transaction, it shall be the surviving corporation and provided further, however, this covenant shall not restrict any Consolidated Subsidiary formed hereafter from merging with the Company even if the Company is not the surviving corporation if the sole purpose of such merger is to change the jurisdiction of incorporation of the Company from New York to Delaware."

          (F) Section 5(g) of the Agreement is hereby amended to delete the language contained therein and to substitute the following therefor:

               "(g) Mergers.  Merge or consolidate with or into any other firm
                    -------
     or corporation or enter into any joint venture or partnership with any other person, firm or corporation except for joint venture marketing arrangements with Circa Pharmaceuticals Inc., presently known as Watson Pharmaceuticals Inc., which have been disclosed to and approved by the Bank and provided the Bank will not unreasonably withhold its consent to a merger of Dr. Rose, Inc. ("Rose") into the Company or a

     Consolidated Subsidiary of the Company provided the financial condition, including but not limited to liabilities and contingent liabilities, of Rose immediately prior to any such merger, is in all respects satisfactory to the Bank and no event shall occur and be continuing which constitutes, or with notice or lapse of time or both, would constitute an Event of Default and provided further, however, this covenant shall not restrict any Consolidated Subsidiary formed hereafter from merging with the Company even if the Company is not the surviving corporation if the sole purpose of such merger is to change the jurisdiction of incorporation of the Company from New York to Delaware."

     2. The Company and the Bank hereby agree that the Note and the Security Agreement are amended to change any references to the Company as a New York corporation to a Delaware corporation.

     3. Application of the covenant set forth in Section 5(g) of the Agreement prior to this amendment is hereby waived with respect to non-compliance by reason of the merger of Hi Tech Pharmacal Co., Inc., a New York corporation, into Hi Tech Pharmacal Co., Inc., a Delaware corporation pursuant to a plan of merger dated October 9, 1996.

     4.   The Company hereby represents and warrants to the Bank that:

          (A) Each and every one of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

          (B) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

     5. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

     6. It is expressly understood and agreed that all collateral security for the Credit and other extensions of credit set forth in the Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Credit and other extensions of credit provided in the Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Agreement (as herein amended), and (ii) the Note is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

     7. By its execution of this amendment in the space provided below, the guarantor indicated below hereby consents to this Amendment and reaffirms its continuing liability under its guarantee, in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

     8. This Fourth Amendment shall become effective on such date as all of the following conditions shall be satisfied:

          (A) The Bank shall have received copies of the Agreement and Plan of Merger pursuant to which the Company will be merged into a Delaware Subsidiary and the certificate of incorporation and by-laws of the successor Delaware corporation under which the Company's businesses would be conducted after the merger, certified as true and correct by the Secretary of the Company together with a certificate of the Secretary of the Company certifying that such merger is effective.

          (B) The Bank shall have received evidence of payment of all of the Bank's attorneys fees and disbursements in connection with this Fourth Amendment.

          (C) All legal matters incident to this Fourth Amendment shall be satisfactory to counsel to the Bank.

     9. This Fourth Amendment is dated for convenience as of January 29, 1997 and shall be effective on the date of satisfaction of the conditions precedent contained in paragraph 8 hereof and delivery by the Bank of an executed counterpart hereof to the Company. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein.

Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Fourth Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                    HI-TECH PHARMACAL CO., INC.


                                        /s/ Bernard Seltzer
                                    By:_____________________
                                    Name:   Bernard Seltzer
                                    Title:  President


                                    FLEET BANK, N.A.

                                       /s/ Patricia A. Calcado
                                    By:_______________________
                                       Patricia A. Calcado
                                       Vice President

     The guarantor indicated below hereby consents to this Fourth Amendment and reaffirms its continuing liability under its guarantee in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

                                    ROSE LABORATORIES, INC.,
                                    formerly known as H-T Acquisition Corp.


                                       /s/ Bernard Seltzer
                                    By:______________________
                                    Name:  Bernard Seltzer
                                    Title: President

STATE OF NEW YORK )
                  ) ss:
COUNTY OF SUFFOLK )


     On the 9th day of April, 1997, before me personally came Bernard Seltzer, to me known, who, being by me duly sworn, did depose and say that he resides at 707 Virginia Street, Far Rockaway, NY 11691; that he is the President of HI-TECH PHARMACAL CO., INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                    /s/ Joan C. Fitzsimons
                                    -------------------------
                                    Notary Public

                                               Joan C. Fitzsimons
                                               Notary Public, State of New York
                                               No. 01F15060916
                                               Qualified in Nassau County
                                               Commission Expires May 28, 1998

STATE OF NEW YORK )
                  ) ss:
COUNTY OF SUFFOLK )


     On the 9th day of April, 1997, before me personally came PATRICIA A. CALCADO, to me known, who, being by me duly sworn, did depose and say that she resides at c/o 300 Broad Hollow Road, Melville, New York; that she is a Vice President of FLEET BANK, N.A., the banking institution described in and which executed the foregoing instrument; and that she signed her name thereto by order of the board of directors of said corporation.

                                    /s/ Joan C. Fitzsimons
                                    -------------------------
                                    Notary Public

                                               Joan C. Fitzsimons
                                               Notary Public, State of New York
                                               No. 01F15060916
                                               Qualified in Nassau County
                                               Commission Expires May 28, 1998

STATE OF NEW YORK )
                  ) ss:
COUNTY OF SUFFOLK )


     On the 9th day of April, 1997, before me personally came Bernard Seltzer, to me known, who, being by me duly sworn, did depose and say that he resides at 707 Virginia Street, Far Rockaway, NY 11691; that he is the President of ROSE LABORATORIES, INC., formerly known as H-T Acquisition Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                    /s/ Joan C. Fitzsimons
                                    -------------------------
                                    Notary Public

                                               Joan C. Fitzsimons
                                               Notary Public, State of New York
                                               No. 01F15060916
                                               Qualified in Nassau County
                                               Commission Expires May 28, 1998

                                   EXHIBIT 1
                                   ---------
                         AMENDED REVOLVING CREDIT NOTE

$2,000,000.00                 MELVILLE, NEW YORK          AS OF JANUARY 29, 1997

     FOR VALUE RECEIVED, HI-TECH PHARMACAL CO., INC., a corporation formed under the laws of the State of Delaware ("Company") promises to pay to the order of FLEET BANK, N.A. ("Bank") at its office located at 300 Broad Hollow Road, Melville, New York the principal sum of the lesser of: (a) Two Million and 00/100 ($2,000,000.00) Dollars; or (b) the aggregate unpaid principal amount of all advances made by Bank to Company pursuant to the Agreement hereinafter referred to, on August 31, 1997.

     Company shall also pay interest on the unpaid balance from time to time outstanding, at said office at a rate per annum equal to the Prime Rate, as hereinafter defined. Interest on payments which are past due whether at the stated maturity or by acceleration or otherwise shall accrue at the otherwise applicable rate per annum plus three (3%) percent. "Prime Rate" shall mean and refer to the floating rate of interest per annum announced by the Bank from time to time as being the so called "Prime Rate" of interest charged by the Bank. Such interest rates shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective on the day such change is adopted. In no event shall interest be required in excess of the maximum rate permitted by New York law. Interest shall be payable in arrears on the 1st day of each calendar month commencing February 1, 1997 at maturity, by acceleration or otherwise and after such maturity, on demand. All computations of interest hereunder shall be made on the basis of a 360 day year for the actual number of days elapsed.

     All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. If a payment becomes due and payable on a Saturday, Sunday, or public or other banking holiday under the laws of the State of New York, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

     Company hereby authorizes Bank to enter from time to time the amount of each Advance to Company on the schedule annexed hereto and made a part hereof. Failure of Bank to record such information on such schedule shall not in any way affect the obligation of Company to pay any amount due under this Note.

     This Note is the promissory note referred to in that certain Revolving Credit Agreement between Company and Bank dated as of January 23, 1992 as amended by agreements dated as of May 1, 1992, as of December 6, 1993, as of October 31, 1994 and as of January

29, 1997 (collectively, the "Agreement") as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. This Note is secured by the Collateral specified in the Agreement.

     If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Company further agrees to pay all costs and expenses of such action or proceeding and reasonable attorneys' fees and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Company hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Company shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note or the enforcement of same. Company hereby expressly waives any and every right to a trial by jury in any action on or related to this Note or the enforcement of the same.

     Bank may transfer this Note and may deliver the security or any part thereof to any transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter except for any liability or responsibility which arose prior to the date of such transfer. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

     Company and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

     This Note and its provisions shall be construed in accordance with the laws of the State of New York.

                                    HI-TECH PHARMACAL CO., INC.

                                        /s/ Bernard Seltzer
                                    By:______________________
                                       President


                                    Address: 369 Bayview Avenue
                                             Amityville, NY 11701


                                  Exhibit 1-2